                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of ASSOCIATES FIRST CAPITAL CORPORATION (the "Company"), has made, constituted and appointed and by these presents does hereby make, constitute and appoint ROY A. GUTHRIE, TIMOTHY M. HAYES, JOHN F. STILLO, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, TIMOTHY M. HAYES, JOHN F. STILLO, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, TIMOTHY M. HAYES, JOHN F. STILLO, KEITH W. HUGHES and CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 12th day of February, 1998.

Signature:  /s/ KEITH W. HUGHES
            ----------------------------------------
Name:       Keith W. Hughes
Title:      Chairman of the Board, Principal Executive
            Officer and Director

Signature:  /s/ J. CARTER BACOT
            ----------------------------------------
Name:       J. Carter Bacot
Title:      Director

Signature:  /s/ JOHN M. DEVINE
            ----------------------------------------
Name:       John M. Devine
Title:      Director

Signature:  /s/ ROY A. GUTHRIE
            ----------------------------------------
Name:       Roy A. Guthrie
Title:      Director, Senior Executive Vice President
            and Chief Financial Officer

Signature:  /s/ JOHN F. STILLO
            ----------------------------------------
Name:       John F. Stillo
Title:      Senior Vice President, Comptroller and
            Principal Accounting Officer

Signature:  /s/ HAROLD D. MARSHALL
            ----------------------------------------
Name:       Harold D. Marshall
Title:      President and Director

Signature:  /s/ H. JAMES TOFFEY, JR.
            ----------------------------------------
Name:       H. James Toffey, Jr.
Title:      Director

Signature:  /s/ KENNETH WHIPPLE
            ----------------------------------------
Name:       Kenneth Whipple
Title:      Director